UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York		10119-4015
(Address of principal executive offices)		(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 19, 2015, Lexington Realty Trust, which we refer to as the Trust, held its 2015 Annual Meeting of Shareholders, which we refer to as the Annual Meeting. As of March 18, 2015, the record date for shareholders entitled to vote at the Annual Meeting, there were 234,819,421 shares of beneficial interest, par value $0.0001 per share, classified as common stock, which we refer to as Common Shares, outstanding and entitled to vote at the Annual Meeting. Of the Common Shares entitled to vote at the Annual Meeting, 214,374,879, or approximately 91.29% of the Common Shares entitled to vote were present or represented by proxy at the Annual Meeting. There were four matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the voting results with respect to each matter:

Proposal No. 1. Election of seven trustees to serve until the Trust's 2016 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected and qualify. The seven trustees elected, and the number of votes cast for, withheld and broker non-votes, with respect to each of them, were as follows:

Nominee for Trustee	For	Withhold	Broker Non-Votes
E. Robert Roskind	178,559,656	12,221,400	23,573,197
T. Wilson Eglin	184,554,313	6,226,743	23,573,197
Richard J. Rouse	170,250,353	20,528,528	23,573,197
Harold First	188,827,909	1,973,773	23,573,197
Richard S. Frary	188,853,119	1,948,563	23,573,197
James Grosfeld	187,687,057	3,093,999	23,573,197
Kevin W. Lynch	188,215,209	2,565,847	23,573,197

Proposal No. 2. To vote upon an advisory resolution to approve, on a non-binding basis, the compensation of the named executive officers of the Trust, as disclosed in the related proxy statement. The number of votes cast for, against, abstained and broker non-votes, with respect to Proposal No. 2 were as follows:

For	Against	Abstain	Broker Non-Votes
187,008,269	3,367,030	426,383	23,573,197

Proposal No. 3. To ratify the appointment of KPMG LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2015. The number of votes cast for, against, or abstained, with respect to Proposal No. 3 were as follows:

For	Against	Abstain
212,184,164	2,072,269	118,446

Proposal No. 4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Following the voting on the foregoing proposals and there being no other business, Proposal No. 4 was determined to be moot.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: May 21, 2015	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer